UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of Earliest Event Reported): MAY 9, 2005 (MAY 3, 2005)


                        HEALTH OUTCOMES MANAGEMENT, INC.
             (Exact name of Registrant as Specified in its Charter)

                                    MINNESOTA
                 (State or Other Jurisdiction of Incorporation)

         0-9587                                         41-1546471
(Commission File Number)                 (I.R.S. Employer Identification Number)

                        525 WASHINGTON BLVD., SUITE 3600
                          JERSEY CITY, NEW JERSEY 07310
          (Address of Principal Executive Offices, including Zip Code)

                                 (201) 216-0100
              (Registrant's Telephone Number, including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (SEE General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On May 3, 2005, Health Outcomes Management, Inc. (the "Company") completed the merger ("Merger") of its wholly-owned subsidiary, Hudson Acquisition Corp. with Hudson Securities, Inc. (`Hudson") a privately-held corporation, whereby Hudson was the surviving entity in the Merger and as such has become a wholly-owned subsidiary of the Company. In connection with the Merger the former stockholders of Hudson now control the board of directors of the Company and 94.0% of the outstanding shares of common stock of the Company.

ITEM 3.02. UNREGISTERED SALE OF EQUITY SECURITIES

         In connection with the Merger referred to in Item 3.02 above, the Company issued an aggregate of 154,672,671 shares ("Shares") of its restricted common stock to the former stockholders of Hudson.

         The issuance of the Shares was deemed to be exempt under Section 4(2) of the Securities Act. Each of the former stockholders of Hudson represented to the Company that: (a) it is acquiring the Shares for its own account for investment purposes only and not with a view towards resale or distribution, (b) it has no present intention to resell or otherwise dispose of all or any part of the Shares, (c) it is an "accredited investor" as the term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), (d) it is sophisticated in business and financial matters such as these, and (e) it was not solicited to participate in the Merger by any means of general solicitation or advertising.

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT

         As reported in Item 2.01 above, the Company, through its wholly-owned subsidiary, acquired Hudson in exchange for 154,672,671 shares of its common stock, or 94.0% of the Company's outstanding capital stock, pursuant to the previously announced Agreement and Plan of Merger, dated December 22, 2004, which called for the closing of the transaction which occurred on May 3, 2005 ("Merger Agreement").

         Additionally, pursuant to the terms and conditions of the Merger Agreement, on May 3, 2005 each of Stanford Baratz, Matthew Goldberg and Jonathan
R. Gordon resigned as directors of the Company, and Peter Zugschwert, the sole executive officer of the Company, resigned each of his executive officer positions, including Chief Executive Officer, President and Secretary of the Company, but he remained as a director of the Company. Immediately thereafter, Martin Cunningham, Keith Knox and Mark Leventhal were appointed by Peter Zugschwert as the sole member of the Company's board of directors to fill the three vacancies on the Company's board, to serve until the next annual meeting of stockholders. On May 3, 2005, the board of directors appointed Martin Cunningham as Chief Executive Officer, Keith Knox as President and Secretary and Mark Leventhal as Executive Vice President of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of May 3, 2005, the Company's authorized capitalization consisted of 200,000,000 shares of common stock, par value $.01 per share. As of May 3, 2005, there were 164,545,391 shares of common stock outstanding, all of which were fully paid, non-assessable and entitled to vote. Each share of common stock entitles its holder to one vote on each matter submitted to the stockholder.



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


         The following table sets forth, as of May 3, 2005, the number of shares of common stock of the Company owned by: (i) each person who is known by the Company to own of record or beneficially five percent (5%) or more of the Company's outstanding shares, (ii) each director of the Company, (iii) each of the executive officers, and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares beneficially owned.

-------------------------------- --------------------------- -------------------
                                         NUMBER OF            PERCENTAGE OF
NAME AND ADDRESS OF                    COMMON SHARES          COMMON SHARES
BENEFICIAL OWNER(1)                BENEFICIALLY OWNED(2)    BENEFICIALLY OWNED
-------------------------------- ---------------------- ------------------------
-------------------------------- ---------------------- ------------------------
Martin Cunningham                           34,788,518              21.1%
-------------------------------- ---------------------- ------------------------
-------------------------------- ---------------------- ------------------------
Keith Knox                                  34,788,518              21.1%
-------------------------------- ---------------------- ------------------------
-------------------------------- ---------------------- ------------------------
Mark Leventhal                              34,788,518              21.1%
-------------------------------- ---------------------- ------------------------
-------------------------------- ---------------------- ------------------------
Steve Winkler                               34,788,518              21.1%
-------------------------------- ---------------------- ------------------------
-------------------------------- ---------------------- ------------------------
Peter Zugschwert                             1,738,249               1.1%
-------------------------------- ---------------------- ------------------------
-------------------------------- ---------------------- ------------------------
All Directors and Officers
as a group (5 persons)                     140,892,321              85.5%
-------------------------------- ---------------------  ------------------------
--------------------------------------------------------------------------------
(1) Unless otherwise indicated, the address of each person listed below is c/o Health Outcomes Management, Inc., 525 Washington Blvd, Suite 3600, Jersey City, NJ 07310.

(2) Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of common stock that an individual, or group, has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table.


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

In connection with the Merger reported pursuant to Item 2.01 above, and as disclosed in Item 5.01 above, certain of the Company's officers and directors resigned from their positions in connection with the terms of the Merger Agreement and the following persons were elected as directors and officers of the Company:

NAME                            AGE       POSITION WITH THE COMPANY
Martin Cunningham                45       Chief Executive Officer and Director
Keith Knox                       46       President, Secretary and Director
Mark Leventhal                   49       Executive Vice President and Director

           MARTIN CUNNINGHAM has been a director of Hudson and has served as its Chief Executive Officer since 2004. From August 2003 until joining Hudson, Mr. Cunningham was an employee of Wien Securities, Inc. From February 2003 until August 2003, Mr. Cunningham was President of Wien Securities, Inc. From 1996 to December 2002, Mr. Cunningham was Senior Vice President and Head of Equity Trading at Schwab Capital Markets (formerly Mayer & Schweitzer).



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


           KEITH KNOX has been a director of Hudson and has served as its President since 2004. From January 2003 until joining Hudson, Mr. Knox was a Vice President of Wien Securities, Inc. From 1984 to December 2002, Mr. Knox was a trader with Schwab Capital Markets (formerly Mayer & Schweitzer).

         MARK LEVENTHAL has been a director of Hudson and has served as its Executive Vice President since 2004. From January 2003 until joining Hudson, Mr. Leventhal was a Vice President of Wien Securities, Inc. From 1989 to December 2002, Mr. Leventhal was manager of NASDAQ Trading at Schwab Capital Markets (formerly Mayer & Schweitzer).

         Peter Zugschwert resigned each of his executive officer positions with the Company effective as of May 3, 2005 in connection with the Merger, but remained a member of the Company's board of directors.

         There are no family relationships among any of the Company's directors or executive officers.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During the last two years, the Company entered into the following transactions with related parties:

         On May 3, 2005, the Company authorized the issuance of 34,788,518 shares of its common stock to each of Martin Cunningham, Keith Knox, Mark Leventhal and Steve Winkler in connection with the Merger. Each of Martin Cunningham, Keith Knox, Mark Leventhal and Steve Winkler were the principal stockholders of Hudson prior to the Merger and therefore each individual had an interest in the Merger and the related transactions involving the Company and Hudson.

         On October 9, 2003, the Company issued a promissory note in favor of Peter J. Zugschwert, a director of the Company and its former President, Chief Executive Officer and Secretary, in the amount of $20,000, convertible into shares of common stock of the Company at $0.04 share. This note was converted to 500,000 shares of common stock on October 25, 2003.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. To be filed by amendment to this Form 8-K on or before July 17, 2005.

         (b) PRO FORMA FINANCIAL INFORMATION. To be filed by amendment to this Form 8-K on or before July 17, 2005.

         (c) EXHIBITS

Set forth below is a list of Exhibits included as part of this Current Report.

2.1* Agreement and Plan of Merger between Health Outcome Management, Inc. Hudson Acquisition, Inc and Hudson Securities, Inc. dated December 22, 2004
99.1**    Press release dated May 3, 2005

* Previously filed as Exhibit 2.1 to the Company's Form 8-K filed with the SEC on December 28, 2004.
** Previously Filed as Exhibit 99.1 to the Company's Form 8-K filed with the SEC on May 4, 2005.



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


This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company's plans, objectives, expectations and intentions; and (ii) other statements identified by words such as "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HEALTH OUTCOMES MANAGEMENT, INC.


Date: May 9, 2005                    By: /s/ Martin Cunningham
                                     -------------------------------------
                                     Martin Cunningham, Chief Executive Officer









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